ALLIANCE WORLD INCOME TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1997

ALLIANCE CAPITAL


LETTER TO SHAREHOLDERS                              ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

June 12, 1997

Dear Shareholder:

The world's bond markets have entered a period of consolidation. Well-behaved inflation, steady central bank policies, and a focus on fiscal discipline are still in place and should keep a lid on yields. The "yield convergence" theme is still alive but has largely run its course. In what promises to be an essentially stable interest rate environment during 1997, higher-yielding side markets should continue to outperform, at least in local currency terms.

INVESTMENT RESULTS
We are pleased to report that Alliance World Income Trust posted solid returns over the most recent reporting period. For the six months ended April 30, 1997, the Fund returned 1.73% on a net asset value (NAV) basis. For comparison, we have shown the performance for the short maturity U.S. government bond market, represented by the unmanaged Merrill Lynch 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects the performance of 32 funds. This peer group has generally similar investment objectives to World Income Trust, though investment policies for the various funds--particularly the average maturities of their portfolios--may differ significantly.


INVESTMENT RESULTS*
Period Ended April 30, 1997
                                                          TOTAL RETURN
                                                     6 MONTHS       12 MONTHS
                                                    ---------       ---------
ALLIANCE WORLD INCOME TRUST                            1.73%          4.61%
MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX           2.26%          6.09%
LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE   1.65%          6.84%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE AS OF APRIL 30, 1997. THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX IS COMPOSED OF U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS. THE LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 32 FUNDS THAT INVEST IN NON-U.S. DOLLAR AND U.S. DOLLAR DEBT INSTRUMENTS. THE FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, THOUGH SOME OF THE FUNDS MAY HAVE SOMEWHAT DIFFERENT INVESTMENT POLICIES .

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of April 30, 1997, the Fund's total investments were distributed as follows:


PORTFOLIO DISTRIBUTION BY COUNTRY
COUNTRY                           PORTFOLIO %
-------                           -----------
U.S.                                85.40%
Canada                               5.25%
Mexico                               4.46%
Czech Republic                       2.74%
Poland                               2.15%


ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales


1


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output, as measured by Gross Domestic Product (GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

The economy continued its strong performance in the first quarter of 1997, buoyed by continued growth in the labor market. The unemployment rate edged down to 5.2% and wages continued to climb, with hourly earnings up 4% annually through March. Retail sales continued their strong pace during the first quarter and consumer confidence remained elevated. The production side of the economy also showed considerable strength, with first quarter industrial production up by 4.9% over levels from a year earlier and total hours worked up by 3.8% over that same time period. Overall, GDP growth jumped to 5.6% during the first three months of 1997--its fastest rate of increase in nearly ten years.

Despite the strong growth, inflation remained well-behaved. After moving slightly higher late in 1996, consumer and producer price gains both retreated in early 1997 with consumer prices advancing through April at a 2.5% annual rate and producer prices up just 0.8% for the same period. The Federal Reserve raised interest rates 0.25% at the end of March in a pre-emptive strike against what were seen as mounting inflationary pressures.

In Japan, continued weakness in the banking sector and the rise in consumption taxes fostered low confidence and slow growth. However, the financial sector remains under pressure and attempts to resolve the banking crisis are intensifying.

The Canadian Government called for General Elections in early June, more than a year before the Government's term expires, which has added to market volatility. The Bank of Canada, in a surprise move, kept interest rates unchanged after the Federal Reserve raised rates.

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. However, changes in several European governments reflect voter unhappiness with long-term structural unemployment problems, particularly in France. Elections in France and Great Britain added to market volatility, creating speculation and uncertainty in the markets. The run-up to the election in France has increased market turbulence and European Monetary Union (EMU) pressures. The U.S. dollar should continue to perform very well against the core European currencies.

INVESTMENT OUTLOOK
U.S. economic growth has continued into its third consecutive quarter at a pace considered above the long-term, non-inflationary rate. While continued growth at the current pace may warrant additional rate increases, we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable 2% to 2.5% growth rate. We anticipate this slowing will occur before any substantial inflationary pressures materialize. Given the potential for further rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. For this reason, we remain cautious on U.S. investments of less than one year maturity.

The world's bond markets have entered a corrective phase. Bond yields will continue to rise until fears of stronger global growth, higher inflation, and tighter monetary policies recede. This phase could last for several months, although we expect yields to begin moving lower by the fourth quarter of 1997, and possibly much sooner. Fiscal consolidation continues to provide long-term support for bond markets worldwide.

In Europe, we expect that well-behaved inflation will be offset by moderately improving growth prospects. The commodity oriented economies of New Zealand and Australia are more closely linked to the U.S., but here also we anticipate that good inflation performance and sluggish growth should continue to produce strong fixed-income returns. We continue to believe that Japan offers the lowest value of any developed bond market over the next six months. Market expectations of an interest rate increase in the third quarter are certain to intensify, although the Bank of Japan may delay slightly to ensure economic recovery.


2


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

The Mexican economy continues to perform strongly, led by strong growth in investments and exports. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing. The decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout is another positive step toward restoring Mexico's credibility in international capital markets.

Thank you for your continued interest and investment in Alliance World Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES                   ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

Alliance World Income Trust seeks the highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than one year. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 35% of its net assets in U.S. dollar-denominated securities.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1997

One Year                       4.61%
Five Years                     1.62%
Since Inception*               2.43%
SEC Yield**                    4.29%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/90.

**   Yield is for the 30 days ended April 30, 1997.


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------

CANADA-5.2%
GOVERNMENT OBLIGATION-5.2%
Government of Canada Treasury Bill
  2.80%, 5/08/97 (a)(b)
  (cost $2,217,941)                    CA$        3,000     $  2,146,490

CZECH REPUBLIC-2.7%
DEBT OBLIGATION-2.7%
International Bank For
  Reconstruction & Development
  11.50%, 10/09/97 (a)
  (cost $1,302,750)                    CZK       35,000        1,122,759

MEXICO-4.5%
GOVERNMENT OBLIGATION-4.5%
Mexican Treasury Bill
  26.30%, 6/26/97 (a)(b)
  (cost $1,848,556)                    MXP       15,006        1,825,632

POLAND-2.1%
GOVERNMENT OBLIGATION-2.1%
Polish Treasury Bill
  21.70%, 11/26/97 (a)(b)
  (cost $897,229)                      PLN        3,130          881,605

UNITED STATES-85.2%
GOVERNMENT OBLIGATION-33.7%
Federal Home Loan Mortgage Corp.
  Zero coupon, 7/18/97 (a)             US$       14,000       13,833,456

TIME DEPOSITS-51.5%
Deutsche Bank
  5.42%, 6/13/97 (a)                             10,000       10,000,000
Dresdner Bank
  5.34%, 5/13/97 (a)                             10,000       10,000,000
Republic National Bank of New York
  5.69%, 5/01/97                                  1,100        1,100,000
                                                             ------------
                                                              21,100,000

Total United States Securities
  (cost $34,934,987)                                          34,933,456

TOTAL INVESTMENTS-99.7%
  (cost $41,201,463)                                          40,909,942
Other assets less liabilities-0.3%                               113,930

NET ASSETS-100%                                             $ 41,023,872


(a) Securities, or portion thereof, with an aggregate market value of $39,809,942 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.
     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $41,201,463)           $40,909,942
  Cash                                                                  40,472
  Receivable for investment securities sold                          1,200,183
  Interest receivable                                                   22,392
  Unrealized appreciation of forward exchange currency contracts       113,328
  Receivable for capital stock sold                                      4,500
  Total assets                                                      42,490,817

LIABILITIES
  Payable for investment securities purchased                        1,100,000
  Payable for capital stock redeemed                                    73,779
  Dividend payable                                                      71,735
  Distribution fee payable                                              23,217
  Advisory fee payable                                                  16,467
  Accrued expenses                                                     181,747
  Total liabilities                                                  1,466,945

NET ASSETS                                                         $41,023,872

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    49,945
  Additional paid-in capital                                        45,999,037
  Distributions in excess of net investment income                    (742,285)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (4,096,924)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                       (185,901)
                                                                   $41,023,872

NET ASSET VALUE PER SHARE (based on 24,972,520 shares outstanding)       $1.64


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)         ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $1,450,373

EXPENSES
  Advisory fee                                        $ 140,186
  Distribution fee                                      194,105
  Administrative                                         74,381
  Audit and legal                                        54,209
  Custodian                                              51,104
  Transfer agency                                        25,952
  Registration                                           15,088
  Directors' fees                                        12,182
  Printing                                                5,412
  Miscellaneous                                           3,416
  Total expenses                                        576,035
  Less: Fees waived by Adviser and Distributor          (81,955)
  Net expenses                                                         494,080
  Net investment income                                                956,293

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                           6,111
  Net realized gain on foreign currency transactions                    80,028
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                       (336,677)
    Foreign currency denominated assets and liabilities                 32,208
  Net loss on investments and foreign currency transactions           (218,330)

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $  737,963


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                                SIX MONTHS ENDED   YEAR ENDED
                                                 APRIL 30, 1997    OCTOBER 31,
                                                   (UNAUDITED)        1996
                                                 --------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $   956,293    $  2,612,380
  Net realized gain on investments and
    foreign currency transactions                       86,139         475,207
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets and
    liabilities                                       (304,469)        206,348
  Net increase in net assets from operations           737,963       3,293,935

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (1,350,304)     (3,023,315)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (3,253,997)    (11,158,351)
  Total decrease                                    (3,866,338)    (10,887,731)

NET ASSETS
  Beginning of year                                 44,890,210      55,777,941
  End of period                                    $41,023,872    $ 44,890,210


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the six months ended April 30, 1997, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $34,507.

Pursuant to the advisory agreement, the Fund paid $74,381 to the Adviser representing reimbursement of the costs of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1997.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,941 for the six months ended April 30, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. The fees are accrued daily and paid monthly. For the six months ended April 30, 1997, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $47,448. The Agreement provides that the Distributor will use the payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At April 30, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes, resulting in net unrealized depreciation of investments of $291,521 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1996 of $4,183,063 of which $4,135,663 expires in the year 2002, and $47,400 expires in 2003.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


10


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

At April 30, 1997, the Fund had outstanding forward exchange currency contracts, as follows:


                                   CONTRACT    VALUE ON       U.S. $     UNREALIZED
                                    AMOUNT   ORIGINATION    CURRENT     APPRECIATION
                                     (000)      DATE         VALUE     (DEPRECIATION)
                                   --------  -----------  -----------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, expiring 7/07/97     3,450   $2,232,718   $2,000,941     $ (231,777)
Finnish Markka, expiring 7/15/97     5,000    1,072,471      966,592       (105,879)

FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring
  7/07/97-7/15/97                    4,481    2,854,708    2,599,310        255,398
Swiss Francs, expiring 7/07/97       3,000    2,245,845    2,050,259        195,586
                                                                        ------------
                                                                         $  113,328


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1997.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30,1997   OCTOBER 31,   APRIL 30,1997   OCTOBER 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
Shares sold              928,179       592,826     $ 1,541,475    $    987,152
Shares issued in
  reinvestment of
  dividends              338,541       798,519         561,312       1,327,317
Shares redeemed       (3,232,447)   (8,120,965)     (5,356,784)    (13,472,820)
Net decrease          (1,965,727)   (6,729,620)    $(3,253,997)   $(11,158,351)


12


FINANCIAL HIGHLIGHTS                                ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED
                                              APRIL 30,                         YEAR ENDED OCTOBER 31,
                                                1997      ---------------------------------------------------------------
                                             (UNAUDITED)       1996         1995         1994         1993         1992
                                            ------------  ------------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $ 1.67         $ 1.66       $ 1.88       $ 1.90       $ 1.91       $ 1.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .04(a)         .09(a)       .11(a)       .18          .22          .19
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.02)           .02         (.23)        (.12)        (.16)        (.17)
Net increase (decrease) in net asset
  value from operations                          .02            .11         (.12)         .06          .06          .02

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income
  and other sources                             (.05)          (.10)          -0-        (.05)        (.07)        (.09)
Tax return of capital                             -0-            -0-        (.10)        (.03)          -0-          -0-
Total dividends and distributions               (.05)          (.10)        (.10)        (.08)        (.07)        (.09)
Net asset value, end of period                $ 1.64         $ 1.67       $ 1.66       $ 1.88       $ 1.90       $ 1.91

TOTAL RETURN:
Total investment return based on
  net asset value(b)                            1.73%          6.98%       (6.35)%       3.27%        3.51%        1.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $41,024        $44,890      $55,778     $103,310     $149,623     $318,716
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.29%(c)       2.10%        1.97%        1.70%        1.54%        1.59%
  Expenses, before waivers/reimbursements       2.67%(c)       2.48%        2.35%        2.08%        1.92%        1.87%
Net investment income                           4.43%(c)       5.37%        6.46%        3.96%        5.14%        7.21%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.


13


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5692

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


14


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


15


ALLIANCE WORLD INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WITSR